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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported)     JULY 10, 2002


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                               1-11727                          73-1493906
     (State or other jurisdiction of           (Commission file number)              (I.R.S. Employer
     incorporation or organization)                                                  Identification No.)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)






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ITEM 4. Changes in Registrant's Certifying Accountant:

Based on the recommendation of the Audit Committee, on July 8, 2002, the Board of Directors of U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P., the general partner of Heritage Propane Partners, L.P. ("Heritage"), approved the dismissal of its independent auditors Arthur Andersen LLP ("Andersen") and engaged Grant Thornton LLP to serve as Heritage's independent auditors for the fiscal year ending August 31, 2002.

Andersen's reports on the consolidated financial statements of Heritage for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period through July 10, 2002, there were no disagreements between Heritage and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on Heritage's financial statements for such periods; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Heritage has not, during the Company's two most recent fiscal years or the subsequent interim period through July 10, 2002, consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Heritage's financial statements, or (ii) any other matters or reportable events as listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Heritage has provided Andersen with a copy of the foregoing disclosures and has received notice that Andersen no longer provides the letter required by Item 304(a)(3) confirming whether it agrees or disagrees with such disclosures, except in certain limited instances when a partner remaining with Andersen has knowledge of information that would suggest the disclosures are incomplete or misleading. Heritage has been advised that Andersen will not provide such a letter, and therefore relies on the provisions of Item 304T(b)(2) to excuse its inability to comply with the requirements of Item 304(a)(3).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      DATED: July 10, 2002.
                                    HERITAGE PROPANE PARTNERS, L.P.

                                    By U.S. Propane, L.P., General Partner

                                    By: /s/ H. Michael Krimbill
                                        --------------------------------
                                        H. Michael Krimbill
                                        (President and Chief Executive Officer
                                        and officer duly authorized to sign on
                                        behalf of the registrant)